Houston, Texas June 22, 2010 Exhibit 99.1

The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Important factors that could cause actual results to differ materially from those included in the forward looking statements include: (1) the Company’s ability to meet its raw material requirements through its annual menhaden harvest, which is subject to fluctuations due to natural conditions over which the Company has no control, such as varying fish population, fish oil yields, adverse weather conditions, oil spill impacts and disease; (2) the impact of worldwide supply and demand relationships on prices for the Company’s products; (3) Omega Protein’s expectations regarding demand for OmegaPure® proving to be incorrect;
and (4) fluctuations in the Company’s quarterly operating results due to the seasonality of the
Company’s business and its deferral of inventory sales based on worldwide prices for competing products. These and other factors are described in further detail in Omega Protein’s filings with the
Securities and Exchange Commission, including its 2009 Annual Report on Form 10K under the headings, “Management’s Discussion and Analysis of Financial Condition” and “Risk Factors.” Omega
Protein cautions you not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, and Omega Protein undertakes no obligation to update this information.  Omega Protein urges you to carefully review and consider the disclosures made in this presentation and its filings with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect its business.  Some of the information presented is derived from third-party sources and, while the Company believes the data to be reliable, the Company has made no independent investigation of these third-party sources or attempted to verify the veracity of the third-party data in any way.

company overview

Omega Protein Overview
• Founded in 1913
• Publicly traded marine ingredient company
(NYSE: OME)
• Harvest from a sustainable fishery
• Global product distribution
• Approximately 650 employees in off season,
1,200 in fishing season
• 40 fishing vessels and 36 spotter planes
• Four meal and oil processing plants and
dedicated fish oil refinery
99,764 Enterprise Value
22,794 Net Debt
76,970 Market Cap
Enterprise Value
(US$ 000s)
As of June 21, 2010

Company Highlights
• Nation’s leading producer of Omega-3 fish oil and specialty fish meal products
• History of strong financial performance
• Investing in research and development to expand position as an industry leader
• Strategically positioned to capitalize on several long-term growth opportunities
• Vertically integrated, highly efficient operation
• Broad product offering targeting multiple end-markets
• Blue chip customer base with leading global customers
• Well-established global distribution network
• Strong, experienced management team

Location: St. Louis, MO
Facility Type:
Warehouse
Owned/Leased: Owned
Capacity: 10,000 tons
Omega Protein Facilities Overview
Location: Houston, TX
Facility Types: Executive Offices,
Omega Pure Technology & Innovation Center
Owned/Leased: Leased
Location: Moss Point, MS
Facility Types: Shipyards,
Warehouse
Owned/Leased: Owned
Location: Avondale, LA
Facility Type:
Warehouse
Owned/Leased: Leased
Capacity: 23,000 tons
Location: Reedville, VA
Facility Types: Refinery,
Owned/Leased: Owned
Location: Cameron, LA
Facility Type: Processing Plant
Owned/Leased: Leased
Capacity: 15,300 tons
Location: Abbeville, LA
Facility Types:
Warehouse,
Processing Plant
Owned/Leased: Owned
Capacity: 14,700 tons
Location: Morgan City, LA
Facility Type:
Warehouse
Owned/Leased: Owned
Capacity: 10,000 tons
Location: Reedville, VA
Facility Types: Refinery,
Processing Plant, Warehouse,
Health & Science Center
Owned/Leased: Owned
Capacity: 42,000 tons
Location: Moss Point, MS
Facility Types: Processing Plant
Owned/Leased: Owned
Capacity: 19,500 tons
Quick Reference Key
Executive Offices
Omega Pure Technology & Innovation Center
Refinery
Health & Science Center
Processing Plant
Warehouse
Shipyards

Sustainable menhaden fishery

8 Gulf Menhaden Catch (as % of Biomass in # of MT) Catch As % of Biomass (in Mtons) 0 10 20 30 40 50 60 70 80 90 100 1964 1968 1972 1976 1980 1984 1988 1992 1996 Year

0

20
30
40
50
60
70
80
90
100
1955 1960 1965 1970 1975 1980 1985 1990 1995 2000 2005
Year
*  Data Source:  National Marine Fisheries Service
** Includes Bait Landings
***New Data released every 3-4 years
Atlantic Menhaden Catch
(as % of Biomass in # of MT)

10 Healthy Resource • Every stock assessment since 1952 has said: – Healthy resource – Not overfished – Overfishing not occurring

Certified Sustainable
Sustainable Practices
• Typical by-catch is less than 1%
• Use a net mesh that allows smaller and immature
fish to escape
• The natural spawning cycle is protected by limiting
harvest from April through October.
• Weekend fishing and fishing in popular recreational
waters are voluntarily restricted.
• Illegal, unregulated, and unreported (IUU) fish are
banned from our processes.
CERTIFIED AND AWARDED
• Omega Protein is certified sustainable by
Friend of the Sea, an organization dedicated
to the preservation of marine resources.
• Awarded most sustainable fishery in the FOS
organization in 2008

Financial Overview
$0
$10,000
$20,000
$30,000
$40,000
$50,000
2005 2006 2007 2008 2009
0%
5%
10%
15%
20%
25%
30%
EBITDA EBITDA Margin
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
2005 2006 2007 2008 2009
0%
5%
10%
15%
20%
25%
30%
35%
40%
Total Debt Debt/Total Liability and Equity
*All numbers is US$ 000s, except %
$0
$5,000
$10,000
$15,000
$20,000
$25,000
2005 2006 2007 2008 2009
Capital Expenditures
Positive EBITDA, despite price swings…
Strong balance sheet and decreasing leverage to
weather cycles…
Commitment to invest in the business.

$0
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
$140,000
$160,000
$180,000
$200,000
2005 2006 2007 2008 2009
Meal Oil Refined Oil Solubles & Other
$110MM
$140MM
$157MM
$177MM
$165MM
Revenue by Product

1.
Animal Nutrition
(Aquaculture, Pet, Swine)
Sustainable, protein rich fish meal and omega-3
fortified fish oil
Primary Market Segments
2.
Plant Nutrition
Organic fertilizer
3.
Human Nutrition
Food-grade, highly–refined fish oil and
supplements

15 Customers by Product Category Fish Meal Fish Oil Fish Solubles

World Fish Meal Production
Source: IFFO- Yearbook of Statistics- 2009
Major Producers
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
2001 2002 2003 2004 2005 2006 2007 2008 2009
Chile Peru China Japan Scandinavia Russ. Fed. USA Rest
6,241
6,202
5,402
6,275
5,826
5,143
4,970 4,720
4,831

World Fish Oil Production
Source: IFFO- Yearbook of Statistics- 2009
Major Producers
0
200
400
600
800
1,000
1,200
1,400
2001 2002 2003 2004 2005 2006 2007 2008 2009
Chile Peru China Japan Scandinavia Russ. Fed. USA Rest
1,159
1,006
1,120
992
996
1,045
994
946
1,011

Growth Strategies and Drivers
•
Global Growth Opportunity
– Growing populations are driving increased demand for both development of food sources and human consumption
• Aquaculture, Livestock, Pets, and Humans
• International
•
Increased Demand for Functional Foods and Fortified Formulas
•
Expand into Other Protein Sources
– Omega is one of the largest providers of fish proteins in the world which provides an excellent platform for expansion into other protein sources
•
Increase Proportion of Higher Margin Products

Fish meal Agri-products

World Fish Meal Production
Source: IFFO Yearbook of Statistics, 2009
World Fish Meal Production by Region
World Fish Meal Imports by Region
Asia
Europe
Other
US and Canada
Latin America
US and Canada
Other
Latin America
Europe
Asia

OME Fish Meal Overview
Source:  Omega Protein
2002 Fish Meal by Species 2009 Fish Meal by Species
$0
$20
$40
$60
$80
$100
$120
$140
2005 2006 2007 2008 2009
FAQ Special Select SeaLac
Pet
14%
Industrial
2%
Mink
1%
Poultry
7%
Swine
40%
Aquaculture
19%
Dairy
17%
Pet
15% Industrial
1%
Poultry
3%
Swine
29%
Aquaculture
38%
Dairy
14%
$88 $89 $107 $107 $124
Increasing Revenue from Fish Meal Sales….
Driven by Increasing Exports….
…And The Growth in Aquaculture.
46%
40%
36%
28%
17%
0%
10%
20%
30%
40%
50%
2005 2006 2007 2008 2009
Revenue/Total Revenue

Fish OIL Agri-products

World Fish Oil Overview
Source: IFFO- Yearbook of Statistics- 2009
World Fish Oil Production by Region
World Fish Oil Imports by Region
Asia
Europe
Other
US and Canada
Latin America
US and Canada
Other
Latin America
Europe
Asia

OME Fish Oil Business Well Positioned
2002 Fish Oil by Species
Source:  Omega Protein
2009 Fish Oil by Species
Aquaculture
87%
Hydro
3%
Beef
10%
Aquaculture
66%
Beef
14%
Industrial
2%
Pet
18%
$0
$10
$20
$30
$40
$50
$60
$70
$80
2005 2006 2007 2008 2009
Crude Aqua Refined
$21 $46 $46 $69 $43
Increasing Fish Oil Sales…
Driven by Increasing Exports….
30%
42%
40%
39%
47%
20%
30%
40%
50%
2005 2006 2007 2008 2009
Revenue/Total Revenue
…And The Emergence of Pet  Food.

Agri-products Fish Solubles

Solubles
Source: Omega Protein
Solubles Revenue
Solubles Price per Ton
Solubles Shipments
$1.7
$2.2
$2.6
$3.8
$5.8
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
2005 2006 2007 2008 2009
0
2,000
4,000
6,000
8,000
10,000
12,000
2005 2006 2007 2008 2009
FAQ Neptune OmegaGrow OmegaGrow Plus
$0
$100
$200
$300
$400
$500
$600
2005 2006 2007 2008 2009
FAQ and Neptune OmegaGrow and OmegaGrow Plus

Human nutrition Fish oil

• 1st with direct GRAS approval (21 CFR 184.1472)
• Vertically integrated (supply and traceability)
• Harvested in U.S. waters
• Clean label (single species)
• Certified Kosher by the Orthodox Union
• Sustainable
• Equal balance of EPA and DHA
27-34% Total Omega-3 Fatty Acids
24-29%
3-5%
EPA + DHA
DPA
11-14% DHA
13-15% EPA
OmegaPure  Menhaden Oil ®

29 OmegaPure ® Revenue Source: Omega Protein $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 2003 2004 2005 2006 2007 2008 2009

30 Research and development

OPTIC
•
The OmegaPure Technology and
Innovation Center (OPTIC)
for research
and development of new and innovative
ways to integrate omega-3 fatty acids in
food and beverage applications.
•
Staff of scientists and food
technologists:
• Partner with food manufacturers to
create successful formulations
• Oil refinery pilot plant
•
Certified
by the American Oil Chemists
Society for analysis of marine oils and
AOCS/GOED analysis for EPA and DHA.
Resources
• Analytical Laboratory
• Delivery Systems Laboratory
• Professional Kitchen
• Bakery
• Dairy and Beverages Lab
• Oil Refinery Pilot Plant

32 Houston, Texas June 22, 2010